Nuveen Tradewinds Global Flexible Allocation Fund

Summary Prospectus   |   November 30, 2011, as supplemented May 31, 2012

Ticker: Class A–NGEAX, Class C–NGFCX, Class I–NGGIX

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the fund’s complete prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at www.nuveen.com/MF/resources/eReports.aspx. You can also get this information at no cost by calling (800) 257-8787 or by sending an e-mail request to mutualfunds@nuveen.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary. The fund’s prospectus and statement of additional information, both dated November 30, 2011, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Nuveen Tradewinds Global Flexible Allocation Fund will be liquidated effective June 27, 2012. After the close of business on June 27, 2012, the fund will liquidate any remaining shareholder accounts and will send shareholders the proceeds of the liquidation.

Investment Objective

The investment objective of the fund is to seek total return through a combination of capital appreciation and income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 49 of the fund’s prospectus, “How to Reduce Your Sales Charge” on page 51 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-72 of the fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Exchange Fee	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fee	0.88%	0.88%	0.88%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses:
Dividend Expense and Fees on Securities Sold Short	0.32%	0.34%	0.33%
Remainder of Other Expenses	4.55%	5.30%	4.33%
Total Other Expenses	4.87%	5.64%	4.66%
Total Annual Fund Operating Expenses	6.00%	7.52%	5.54%
Fee Waiver and/or Expense Reimbursement[3]	(4.30)%	(5.05)%	(4.08)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.70%	2.47%	1.46%
1	The CDSC on Class C shares applies only to redemptions within 12 months of purchase.

2	Fee applies to the following types of accounts under $1,000 held directly with the fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

Nuveen Investments	1

3	The fund’s investment adviser has agreed to waive fees and/or reimburse expenses through November 30, 2013 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, dividends on securities sold short, prime broker expense and extraordinary expenses) do not exceed 1.15% (1.40% after November 30, 2013) of the average daily net assets of any class of fund shares. The expense limitation expiring November 30, 2013 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the fund.

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses are at the applicable expense limitation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption			No Redemption
	A	C	I	A	C	I
1 Year	$738	$250	$149	$738	$250	$149
3 Years	$1,105	$796	$489	$1,105	$796	$489
5 Years	$1,522	$1,394	$880	$1,522	$1,394	$880
10 Years	$2,680	$3,013	$1,977	$2,680	$3,013	$1,977

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 51% of the average value of its portfolio.

Principal Investment Strategies

The fund invests its assets in equity and debt securities of U.S. and non-U.S. companies, and cash or cash equivalents across multiple currencies. The fund may gain desired exposure to securities through a variety of techniques, including taking both long and short positions in securities and writing covered calls. The fund may gain exposure to commodity markets through commodity-linked derivative instruments and pooled investment vehicles that exclusively invest in commodities, such as exchange-traded funds.

Under normal market conditions, the fund invests at least 30% of its net assets in equity securities, which include common stocks, preferred securities, convertible securities and other securities with equity characteristics. The fund may invest up to 40% of its net assets in debt securities. The fund may invest up to 25% of its net assets in debt securities rated below investment grade by at least one independent rating agency or, if unrated, judged by the fund’s portfolio managers to be of comparable quality. Such securities are commonly referred to as “high yield” or “junk bonds.”

The fund invests at least 40% of its net assets in non-U.S. securities, and up to 35% of its net assets may be invested in securities of companies located in emerging market countries. The fund invests in securities of companies located in at least three different countries, which may include the United States. No more than 35% of the fund’s net assets may be invested in securities of companies located in a single non-U.S. country. The fund’s investment strategy is not designed to track the performance of any specific benchmark.

Principal Risks

The value of your investment in this fund will change daily, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in this fund include:

Call Risk—If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.

Common Stock Risk—Stocks may decline significantly in price over short or extended periods of time, and such declines may occur in the market as a whole, or they may occur in only a particular country, company, industry, or sector of the market.

Convertible Security Risk—The value of the fund’s convertible securities may decline in response to such factors as rising interest rates and fluctuations in the market price of the common stock underlying the convertible securities.

2	Nuveen Investments

Covered Call Risk—Covered call risk is the risk that the fund, as a writer of covered call options, will forgo during the options life the opportunity to profit from increases in the market value of the security covering the call option.

Credit Risk—Credit risk is the risk that an issuer of a debt security may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. In addition, parties to other financial contracts with the fund could default on their obligations.

Derivatives Risk—The use of derivative instruments involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance. Commodity-linked derivatives in which the fund may invest subject the fund to a number of additional risks, including liquidity risk, credit risk and vulnerability to volatile commodities prices.

High Yield Securities Risk—High yield securities generally are less liquid, have more volatile prices, and have greater credit risk than investment grade securities.

Income Risk—The fund’s income could decline during periods of falling interest rates.

Interest Rate Risk—Interest rate risk is the risk that the value of the fund’s portfolio will decline because of rising interest rates.

Market Risk—The market values of securities owned by the fund may decline, at times sharply and unpredictably.

Non-U.S. Investment Risk/Emerging Markets Risk—Non-U.S. companies or U.S. companies with significant non-U.S. operations may be subject to risks in addition to those of companies that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. These additional risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries. Also, changes in currency exchange rates may affect the fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities.

Preferred Security Risk—Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments.

Short Sales Risk—Short sales involve the sale of a security the fund has borrowed, with the expectation that the security will underperform the market. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund. Short selling is considered “leverage” and may magnify gains or losses for the fund.

Smaller Company Risk—Small-cap stocks involve substantial risk. Prices of small-cap stocks may be subject to more abrupt or erratic movements, and to wider fluctuations, than stock prices of larger, more established companies or the market averages in general. It may be difficult to sell small-cap stocks at the desired time and price. While mid-cap stocks may be slightly less volatile than small-cap stocks, they still involve similar risks.

Fund Performance

Fund performance is not included in this prospectus because the fund has not been in existence for a full calendar year.

Nuveen Investments	3

Management

Investment Adviser

Nuveen Fund Advisors, Inc.

Sub-Adviser

Tradewinds Global Investors, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Michael Hart, CFA	Managing Director and Global Securities Analyst	May 2010
Ariane Mahler	Managing Director, Equity Analyst and Portfolio Manager	April 2012

Purchase and Sale of Fund Shares

The fund is currently closed to new investments, except that defined contribution retirement plans that held fund shares as of May 29, 2012 may continue to purchase fund shares until June 22, 2012. Existing shareholders may continue to reinvest dividends and capital gains distributions received from the fund. The fund reserves the right to modify the extent to which sales of shares are limited prior to the fund’s liquidation.

Tax Information

The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund, its distributor or its investment adviser may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

4	Nuveen Investments

MPM-TWGFA-0512P